UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2008


                       AIR TRANSPORT GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-151350                26-1469720
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)

          7453 Woodruff Way
         Stone Mountain, GA                                        30087
(Address of principal executive offices)                        (Zip Code)

       (Registrant's telephone number, including area code) (404) 671-9253


                            Azure International, Inc.
                          20 Peresveta Street, Suite 26
                                 Bryansk, Russia
                                     241019
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

APPOINTMENT OF  DIRECTORS & OFFICERS

On October 30, 2008, as a direct result of the Company's merger with Air Transport Holdings, Inc. (described below), the Company accepted the resignation of its sole officer and director Andrey Deshin and appointed the following Directors and Officers of the Company, effective as of equal date.

Arnold Leonora, aged 45, is appointed the President, CEO, Secretary, Treasurer, and Director of the Company. From May 1989 to the present, Arnold Leonora has been the President and CEO for ABL Group and ATGLLC , a commercial aircraft leasing, finance and consulting company that provides aviation finance services and development consulting services to the hotel and resort industry. From September 2003 to October 2003, Mr. Leonora was president of the air services division of Viva International Inc., an airline development company. Mr. Leonora is a 1986 graduate of Embry-Riddle Aeronautical University and is a member of the University's President Advisory Board.

Darrell Richardson, aged 62, is appointed the Executive Vice President and Director of the Company. Mr. Richardson was Senior Vice President, Operations of Phoenix Airline Services, Inc. from November 1993 until joining Mair Holdings Inc., an airline company, in September 1995. He served as President and Chief Operating Officer of United Aerodynamics Corporation from July 1991 to October 1993, and as Vice President of Maintenance and Engineering of Continental Express from June 1989 to June 1991. Prior to June 1989, Mr. Richardson was employed in various positions in the aviation industry, beginning in 1968.

Jamail Larkins, aged 24, is appointed Vice President of the Company. In 2008, Jamail Larkins was appointed as Chairman of the Board of Careers in Avation, a non-profit organization dedicated to encouraging young people to consider a career in aviation. Mr. Larkins was a 2006 graduate of Embry-Riddle Aeronautical University. He joined Careers in Aviation in 2002 as national spokesperson for the non-profit organization. In 2004, Mr. Larkins founded a nationwide tour designed to educate students about their career opportunities in the aviation industry, the DreamLaunch Tour. In 2005, FAA Administrator Marion C. Blakey appointed Larkins as the first ambassador for aviation and space education. In this capacity, Larkins acts as an official representative of the FAA, promoting aviation career opportunities to America's youth, as well as the benefits of aviation to mainstream America.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 30, 2008, and effective as of the same date, the Company filed Articles of Merger ("Articles") with the Secretary of State of the State of Nevada, to effect a merger by and between Air Transport Group Holdings, Inc., a Nevada corporation and Azure International, Inc. As a result of the merger, the Company changed its name to Air Transport Group Holdings, Inc. The Articles are attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit                                   Description
-------                                   -----------
  3.1 Articles of Merger filed on October 30, 2008 with the Nevada Secretary of State. (Filed herewith).

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Air Transport Group Holdings, Inc.


Date: November 5, 2008                By: /s/ Arnold Leonora
                                          --------------------------------------
                                          Arnold Leonora
                                          President, CEO, Secretary and Director



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